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                                                            Exhibit 23
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                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------

We hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated February 17, 1999 relating to the consolidated financial statements and financial statement schedule of Envirogen, Inc., which appears in Envirogen, Inc.'s Annual Report on Form 10-K for the year
ended December 31, 1998.   We also consent to the reference to us under the
heading  "Experts" in such Registration Statement.


/s/ PricewaterhouseCoopers LLP

Florham Park, New Jersey
July 6, 1999